UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 3, 2011

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13710 FNB Parkway Omaha, NE	68154-5200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (877) 290-2772

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 5, 2011, TC PipeLines, LP (the “Registrant”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the acquisition on May 3, 2011 of a 25% membership interest in Gas Transmission Northwest LLC (“GTN”) and a 25% membership interest in Bison Pipeline LLC (“Bison”). This amendment to the Initial 8-K amends Item 9.01 of the Initial 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.  The unaudited pro forma consolidated income statement of the Registrant for the year ended December 31, 2010 and the unaudited pro forma consolidated balance sheet of the Registrant as at December 31, 2010 attached as Exhibit 99.2 to this amendment to the Initial 8-K should be read in conjunction with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, are the audited combined financial statements of GTN and Bison as of and for the fiscal year ended December 31, 2010.

(b)          Pro Forma Financial Information.

Attached hereto as Exhibit 99.2, and incorporated herein by reference, are the unaudited pro forma consolidated income statement of the Registrant for the year ended December 31, 2010 and the unaudited pro forma consolidated balance sheet of the Registrant as at December 31, 2010, which were developed by applying pro forma adjustments to the consolidated financial statements of the Registrant included in its Form 10-K for the year ended December 31, 2010.

(d)          Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited combined financial statements of GTN and Bison as of and for the fiscal year ended December 31, 2010.

99.2

Unaudited pro forma consolidated income statement of the Registrant for the year ended December 31, 2010 and the unaudited pro forma consolidated balance sheet of the Registrant as at December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
By: TC PipeLines GP, Inc.,
its general partner

	By:	/s/ Annie C. Belecki
Annie C. Belecki
Assistant Secretary

Dated: June 13, 2011

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited combined financial statements of GTN and Bison as of and for the fiscal year ended December 31, 2010.

99.2

Unaudited pro forma consolidated income statement of the Registrant for the year ended December 31, 2010 and the unaudited pro forma consolidated balance sheet of the Registrant as at December 31, 2010.